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           [****Omitted and Filed Separately With the Commission Pursuant
                     to a Request for Confidential Treatment.]




                                                                    Exhibit 10.2


                                      Amendment
                             to VLU Production Agreement

         This Amendment to VLU Production Agreement dated September 6, 1996 ("Amendment") is made as of May 28, 1997 by and between Tadiran Ltd. ("Seller" or "Tadiran") and Teletrac Inc. ("Buyer" or "Teletrac").

         Whereas, due to interference with proper function of the VLU caused by unrelated third parties (the "Interference"), Specifications of the VLU Exhibit "A" to the Agreement have to be modified; and

         Whereas, in order to resolve the above problem, Teletrac requested Tadiran, in accordance with the Agreement, to change the Specifications of the VLU and develop a modified VLU (the "Modified VLU"); and

         Whereas, the Parties wish to cooperate in order to resolve the above problem.

         The Parties hereby agree as follows:

         1. Terms used in this Agreement shall have the same meaning as defined in the Agreement.

         2. Based on data and information provided by Teletrac and independently confirmed by Tadiran, Tadiran shall make all reasonable efforts to develop a Modified VLU which shall provide technical solution to the Interference. Joint teams of Tadiran and Teletrac (the "Joint Team") shall cooperate in definition of the changes. Upon development of the Modified VLU the Joint Team shall perform laboratory and field tests in order to determine the suitability of the technical solution. Should the solution be found acceptable, it shall be approved by the Joint Team.

         3. The Parties hereby acknowledge that the above development shall require joint efforts of both Parties. If the proposed technical solutions are not successful, despite their efforts, the Parties


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           [****Omitted and Filed Separately With the Commission Pursuant
                     to a Request for Confidential Treatment.]


              shall coordinate further steps in order to resolve the problem of Interferences.

         4. Upon approval of the Joint Team, the Specifications shall be changed in writing in accordance with the approved technical solution (the "Revised Specifications"), which shall be signed by both Parties. The Parties hereby undertake to make reasonable efforts to approve the Revised Specifications and to instruct their members of the Joint Team to promote the approval of the technical solution in the speediest and most efficient manner.

         5. Upon approval of Revised Specifications, Tadiran shall submit to Teletrac a proposal for retrofit costs (excluding R&D) and for adjustment of the price for all new VLU Units to be ordered under the Agreement.

              5.1. It is hereby agreed that the retrofit costs shall not exceed
                   US $**** per Unit if **** has to be replaced and US $**** per Unit, if **** have to be replaced. The Parties shall add the retrofit costs to the VLU price defined in the Agreement for all retrofit Units.

              5.2. It is hereby agreed that the price for all new VLU Units to be ordered under the Agreement shall be adjusted but shall not exceed US $**** per Unit, if **** has to be replaced or US $**** per Unit, if **** have to be replaced.

              5.3. The above "not to exceed" estimates are based on assumption that the cost of **** to Tadiran shall not exceed US $****. If the cost of **** exceeds US $****, the difference shall be added to the above "not to exceed" estimates.

              5.4. As soon as production facilities could be readjusted and the prices be agreed upon (the "Modification Effective Date"), all Units ordered under the Agreement shall be Modified VLUs and manufactured in accordance with the Revised Specifications.



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

           [****Omitted and Filed Separately With the Commission Pursuant to a Request for Confidential Treatment.]



         6. In order to preserve the production capacity established under the Agreement and within the framework of mutual cooperation, the Parties hereby agree to the following changes in the on-going production of the VLUs:

              6.1. from the date of execution of this Amendment until
                   Modification Effective Date, the VLU's shall be manufactured without components which require modification and without final acceptance tests. These VLUs shall be delivered to bonded warehouse in Thailand and upon such delivery the title to these VLUs shall pass to Teletrac ("Warehouse VLUs"). Tadiran represents and Teletrac shall have the right to verify that the storing conditions in the bonded warehouse are adequate. Teletrac shall have the right to inspect the bonded warehouse from time to time.

                   The cost of storage and insurance premium for the duration of the storage in the bonded warehouse (up to four months) shall be paid by Tadiran. If by the end of the four-month period the Revised Specifications have not been approved, Tadiran shall complete the manufacture of the Warehouse VLUs and shall ship them to Teletrac, unless the Parties agree to continue their joint development effort.

              6.2. Starting with the Modification Effective Date, all Warehouse
                   VLUs shall be modified according to Revised Specifications and delivered to Teletrac in accordance with the Agreement at a minimum monthly rate of **** Units a month (in addition to regular deliveries as per section 6.3 below). Warranty for Warehouse VLUs shall begin upon actual delivery to Teletrac in accordance with the Agreement.

              6.3. For the duration of the development of the Modified VLUs until Modification Effective Date, the monthly delivery rate defined in the Agreement may be decreased to **** VLUs. For the purpose of determination of the monthly delivery rate, delivery to the bonded



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

           [****Omitted and Filed Separately With the Commission Pursuant to a Request for Confidential Treatment.]


                   warehouse shall be considered a "delivery." On Modification Effective Date the monthly delivery rate of regular deliveries shall be raised to a minimum of **** Units a month.

              6.4. Notwithstanding the above, it is hereby agreed that payments for Warehouse VLUs shall be made in the following manner:
                   ****% of the payment due for each delivery shall be paid upon delivery to the bonded warehouse and the other ****% plus retrofit costs shall be paid upon shipment of the Modified VLUs in accordance with the Agreement. For avoidance of doubt these terms of payment shall apply to Warehouse VLUs only and terms of payment for any other VLUs shall be in accordance with the Agreement.

                   The Letter of Credit issued under the Agreement in favor of Tadiran shall apply to all payments under the Agreement and under this Amendment.

         7. All other provisions of the Agreement unless amended specifically herein shall remain intact and Teletrac shall remain importer of record of all VLUs and Modified VLUs.



 /s/ Alan B. Howe                        /s/ Eddy Kafry
------------------------------          ----------------------------------
         Teletrac                                 Tadiran
         Alan B. Howe                             Eddy Kafry
Vice President - Finance and                    President and CEO Tadiran
    Corporate Development                         Telematics



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